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EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Darrell Musick, the President, Chief Executive Officer and Chief Financial Officer of Security Asset Capital Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 20, 2003



                                          /s/ Darrell Musick
                                          --------------------------------------
                                          Darrell Musick
                                          President, Chief Executive Officer and
                                          Chief Financial Officer








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